DLH Appoints Maliek Ferebee Chief Human Resources Officer

Atlanta, Georgia – November 8, 2021 – DLH Holdings Corp. (NASDAQ: DLHC) (“DLH” or the “Company”), a leading provider of innovative health research, services, and solutions to federal agencies, today announced G. Maliek Ferebee has been appointed as Chief Human Resources Officer (CHRO).

In this role, Mr. Ferebee will be responsible for all aspects of the company’s human resources operations, including talent acquisition and development, employee engagement, diversity and inclusion, performance management, compensation and benefits, and more. He will serve as a member of the Executive Leadership Team, working to ensure that the company has the talent and resources necessary to grow and enhance the business.

Mr. Ferebee most recently served as Chief Human Capital Officer at Alion Science and Technology, where he created talent strategy and managed the human capital infrastructure to support a diverse workforce of over 3,200 employees. In this role he managed the personnel aspects of an acquisition and successful integration. In 2019, Ferebee was named a WashingtonExec ‘Top 10 HR Executives to Watch’ in recognition of his leadership, innovation, and excellence. He previously served as Corporate Vice President of Human Resources focusing on Strategic HR Initiatives at AECOM and held positions at Global Support Services Group and QinetiQ NA Mission Solutions.

“Throughout his career, Maliek has proven himself to be a forward-thinking executive adept at translating business vision into actions that improve performance, profitability, growth, and employee engagement,” said Zach Parker, DLH President and CEO. “We are thrilled to add his unique perspective to our leadership team and know that his infectious enthusiasm for maximizing talent and potential will be of tremendous value to our world-class workforce.”

About DLH
DLH delivers improved health and readiness solutions for federal programs through research, development, and innovative care processes. The Company’s experts in public health, performance evaluation, and health operations solve the complex problems faced by civilian and military customers alike, leveraging digital transformation, artificial intelligence, advanced analytics, cloud-based applications, telehealth systems, and more. With over 2,200 employees dedicated to the idea that “Your Mission is Our Passion,” DLH brings a unique combination of government sector experience, proven methodology, and unwavering commitment to public health to improve the lives of millions. For more information, visit www.DLHcorp.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that refer to expectations, projections or other characterizations of future events or circumstances or that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes”, “expects”, “anticipates”, “plans”, “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH’s actual results to differ materially from those indicated by the forward-looking statements. Forward-looking statements in this release include, among others, statements regarding estimates of future revenues, operating income, earnings and cash flow. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Our actual results may differ materially from such forward-looking statements made in this release due to a variety of factors, including: the outbreak of the novel coronavirus (“COVID-19”), including the measures to reduce its spread, and its impact on the economy and demand for our services, are uncertain, cannot be predicted, and may precipitate or exacerbate other risks and uncertainties; the risk that we will not realize the anticipated benefits of our recent or any future acquisition; the challenges of managing larger and more widespread operations resulting from our recent acquisition; contract awards in connection with re-competes for present business and/or competition for new business; compliance with new bank financial and other covenants; changes in client budgetary priorities; government contract procurement (such as bid and award protests, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; the ability to successfully integrate the operations our recent acquisition and of any future acquisitions; and other risks described in our SEC filings. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as well as subsequent reports filed thereafter. The forward-looking statements contained herein are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry and business. Such forward-looking statements are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating forward-looking statements, except as may be required by law.

CONTACT:

INVESTOR RELATIONS
Contact: Chris Witty
Phone: 646-438-9385
Email: cwitty@darrowir.co